Exhibit 10.1

FIRST AMENDMENT

TO

AMENDED AND RESTATED PROMISSORY NOTE

THIS FIRST AMENDMENT (the “First Amendment”) to the Amended and Restated Promissory Note dated as of March 31, 2007 (the “Note”), is entered into as of the close of business on February 12, 2008, by and between Commodore Resources (Nevada), Inc. (“Maker”) and LDN Stuyvie Partnership (“Payee”).

RECITALS:

WHEREAS, Payee, with the consent of Maker and Maker’s parent company, Lyris, Inc. (“Lyris”), acquired the Note on January 23, 2008, from The John Buckman and Jan Hanford Trust; and

WHEREAS, Payee and Maker, in connection with broader efforts by Lyris to increase its liquidity, desire to amend the Note as set forth below in this First Amendment.

AMENDMENT:

NOW, THEREFORE, in consideration of the foregoing and the agreements herein contained, the parties hereto covenant and agree as follows:

1.                                      Section 2 of the Note is hereby amended by deleting the current subsection (b) thereof in it entirety and re-lettering subsection (c) as subsection (b)

2.                                      Except as herein specifically amended by this First Amendment, the Note shall continue in full force and effect in accordance with its terms.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have duly executed this First Amendment effective as of the date first written above.

COMMODORE RESOURCES (NEVADA), INC.

By:	/s/ Richard A. McDonald
Name: Richard A. McDonald
Its: President

LDN STUYVIE PARTNERSHIP

By:	/s/ William T. Comfort, III
Name: William T. Comfort, III
Its: General Partner

S-1